            EDGAR ONLINE, INC 1999 STOCK OPTION PLAN

1.    GENERAL PROVISIONS

      (a)   PURPOSE

            This 1999 Stock Option Plan ("Plan") is intended to promote the interests of EDGAR Online, Inc., a Delaware corporation (the "Corporation"), and its shareholders by providing individuals who render valuable services to the Corporation (or any Parent or Subsidiary, as defined below), on whose judgment, initiative, and efforts the successful conduct of the business of the Corporation depends, and who are responsible for the management, growth, and protection of the business, with the opportunity to acquire ownership interests, through the issuance of options to acquire shares of the Common Stock (each, an "Option"), in the Corporation so as to encourage them to continue in the employ of the Corporation (or any Parent or Subsidiary) and to maximize their performance.

      (b)   TERMINOLOGY

            For the purposes of this Plan, any capitalized term shall have the meaning assigned under Section 3(h) hereof.

      (c)   ADMINISTRATION OF THE PLAN

            (i) This Plan shall be administered either the Board or a committee of two (2) or more Board members appointed by the Board to which the Board has delegated administrative functions under the Plan (the "Committee"). Members of any committee to which the Board has delegated any administrative functions shall serve for such terms as the Board shall determine and subject to the Board's right of removal. All delegations of authority to any committee shall be and remain revocable by the Board.

            (ii) The Committee shall have full power and authority to implement, interpret and administer the Plan, to establish all such rules and regulations as it deems appropriate, and to make such determinations under the Plan and any outstanding Option grants or share issuances as it deems necessary or advisable. Decisions of the Committee shall be final and binding on all parties who have an interest in the Plan or any outstanding Option or share issuance.

            (iii) The Committee shall have the absolute discretion and authority to determine, subject to the provisions of this Plan, the terms of any Option grant. In addition to any other matters over which the Committee has discretion hereunder, the Committee shall determine which, if any, eligible individuals will be granted Options in accordance with the Plan. The Committee will determine the number of shares to be covered by each such grant, the status of the granted Option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted Option is to become exercisable, the vesting schedule (if any) applicable to shares issued pursuant to the granted Options, the performance goals to be attained in order for Options to be granted and the maximum term for which the Option may remain outstanding.

            (iv) The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option (except that no such adjustment shall, without the consent of an optionee, reduce the optionee's rights under any previously granted and outstanding Option) and (ii) otherwise adjust or waive any condition imposed on any Option grant made hereunder.

            (v) In addition, the Committee may, in its absolute discretion and without amendment to the Plan, grant Options on the condition that the optionee surrender to the Committee for cancellation such other Options (including, without limitation, Options with higher exercise prices) as the Committee specifies. Notwithstanding Section 1 (e)(i) herein, prior to the surrender of such other Options, Options granted pursuant to the preceding sentence of this Section 1 (c)(v) shall not count against the limit set forth in such Section 1(e)(i).

            (vi) No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Corporation (and any affiliate that may adopt the Plan), jointly and severally, shall indemnify and hold harmless each member of the Committee and each other director or employee of the Corporation (or affiliate) to whom any duty or Power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination unless such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Corporation and its affiliates as the case may be.

      (d)   SELECTION OF OPTIONEES AND PARTICIPANTS

            The persons eligible to receive issuances under the Plan are limited to Employees, non-employee members of the Board of the Corporation (or of any Parent or Subsidiary) and consultants and other independent contractors who provide valuable services to the Corporation (or of any Parent or Subsidiary).

      (e)   STOCK SUBJECT TO THE PLAN

            (i) Common Stock of the Corporation will be issued under the Plan. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 600,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section 1.

            (ii) Shares reserved for issuance under granted Options but not in fact issued pursuant to Options granted under the Plan due to the expiration or termination of the Options or the cancellation of the Options in accordance with Section 2(h), will again become available for issuance under the Plan.

            (iii) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan and (ii) the aggregate number and/or class of shares and the Option price per share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Committee shall be final, binding and conclusive.

      (f)   AMENDMENT OF THE PLAN AND AWARDS

            The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an optionee with respect to Options at the time outstanding under the Plan, nor adversely affect the rights of any issuee with respect to Common Stock issued under the Plan prior to such action unless such issuee consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the Plan so as to (i) increase the maximum number of shares issuable under the Plan (except for adjustments required under Section 1 (e)(iii)), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or (iii) materially modify the eligibility requirements for participation in the Plan. The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Options meeting the requirements of future amendments or issued regulations, if any, to the Code or to the Exchange Act.

      (g)   EFFECTIVE DATE AND TERM

            (i) The Plan shall become effective when shareholder approval of the Plan is obtained. Options may be granted, pursuant to the terms of the Plan, from and after the effective date.

            (ii) The Plan shall terminate upon the date on which all shares available for issuance under the Plan have been issued pursuant to the exercise of Options granted under Section 2. The termination of the Plan shall have no effect on any shares issued and outstanding under the Plan, and such shares shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such issuances.

      (h)   NO EMPLOYMENT OR SERVICE RIGHTS

            (i) No Special Employment Rights. Nothing contained in the Plan shall confer upon any person any right with respect to the continuation of his or her employment by or service with the Corporation, Parent or a Subsidiary or interfere in any way with the right of the Corporation, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the person from the rate in existence at the time of the grant of an Option. Nothing in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) to engage in any Corporate Transaction.

            (ii) No Rights to Option. No person shall have any claim or right to receive an Option hereunder. The Committee's granting of an Option to an optionee at any time shall neither require the Committee to grant an Option to such optionee or any other optionee or other person at any time nor preclude the Committee from making subsequent grants to such optionee or any other optionee or other person.

2.    OPTION GRANTS

      (a)   TERMS AND CONDITIONS OF OPTIONS

            The Committee may grant Options pursuant to the Plan. Such Options shall be evidenced by agreements in such form as the Committee shall from time to time approve; provided, however, that each such instrument shall comply with the terms and conditions of the relevant parts of this Section 2. All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Options or as Non-Statutory Options or a combination of both.

      (b)   OPTION EXERCISE PRICE.

            The Option exercise price per share shall be fixed by the Committee, subject to Section 2(g) in the case of Incentive Options. In the case of Non-Statutory Options, such price per share shall not be less than 85% of the Fair Market Value of a share of Common Stock.

      (c)   TERM AND EXERCISE OF OPTIONS.

            Each Option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Committee and set forth in the stock Option agreement evidencing such Option.

      (d)   OPTION EXERCISABLE IN WHOLE OR IN PART

            Each Option shall be exercisable in whole or in part. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof

      (e)   NO ASSIGNMENT.

            During the lifetime of the optionee, the Option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee's death or by the consent of the Board.

      (f)   TERMINATION OF SERVICE.

            The following provisions shall govern the exercise period applicable to any Options held by the optionee at the time of cessation of Service or death:

            (i) Should the optionee cease to remain in Service for any reason other than death or Permanent Disability, then the period during which each outstanding Option held by such optionee, to the extent otherwise exercisable, is to remain exercisable shall be limited to the three (3) month period following the date of such cessation of Service.

            (ii) Should such Service terminate by reason of Permanent Disability or should the optionee die while holding one or more outstanding Options, then the period during which each such Option to the extent otherwise exercisable is to remain exercisable shall be limited to the twelve (12) month period following the later of date of the optionee's cessation of Service or death. During the limited exercise period following the optionee's death, the Option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the Option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

            (iii) The Committee shall have full power and authority to extend
                  (either at the time the Option is granted or at any time while the Option remains outstanding) the period of time for which the Option is to remain exercisable following the optionee's cessation of Service, from the limited period otherwise applicable under Section 2(f), to such greater period of time as the Committee may deem appropriate under the circumstances.

            (iv) Notwithstanding the above no Option shall be exercisable after the specified expiration date of the Option term.

            (v) Each such Option shall, during the applicable limited exercise period, be exercisable only with respect to the shares for which the Option was exercisable on the date of the optionee's cessation of Service.

      (g)   INCENTIVE OPTIONS

            (i) The terms and conditions specified in this Section 2 shall be applicable to Incentive Options granted under the Plan, except to the extent such provisions are inconsistent with the provisions this Section 2(g). Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions set forth herein.

            (ii) The exercise price of an Incentive Option shall be the Fair Market Value of a share of Common Stock, subject to Section 2(g)(iii). The aggregate Fair Market Value of shares of Corporation Stock with respect to which Incentive Options granted hereunder are exercisable for the first time by an optionee during any calendar year under the Plan and any other stock Option plan of the Corporation (or any "subsidiary corporation" of the Corporation within the meaning of Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Option is granted. In the event that the aggregate Fair Market Value of shares of Corporation Stock with respect to such Incentive Options exceeds $100,000, then Incentive Options granted hereunder to such optionee shall, to the extent and in the order in which they were granted, automatically be deemed to be Non-Statutory Options, but all other terms and provisions of such Incentive

                  Options shall remain unchanged.

            (iii) No Incentive Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (I) the exercise price of such Incentive Option is at least 110% of the Fair Market Value of a share of Corporation Stock at the time such Incentive Option is granted and (II) such Incentive Option is not exercisable after the expiration of five years from the date such Incentive Option is granted.

            (iv) No Incentive Option may be granted to an individual if at the time of the proposed grant, such individual is not an employee of the Corporation.

            (v) No Incentive Option may be granted after 10 years from the date the Plan is adopted, or the date such plan is approved by the shareholders, whichever is earlier.

            (vi) No Incentive Option may be exercisable after the expiration of 10 years from the date such Incentive Option is granted.

            (vii) An Incentive Option shall not be transferable by an optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime, only by such optionee.

      (h)   CANCELLATION AND NEW GRANT OF OPTIONS

            The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or a different numbers of shares of Common Stock but having an Option price per share established at the time of such cancellation and regrant in accordance with the provisions of this Plan.

3.    MISCELLANEOUS

      (a)   LOANS

            (i) The Committee may assist any optionee in the exercise of one or more Options granted to such optionee including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such optionee, or (ii) permitting the optionee to pay the Option price or purchase price for the purchased Common Stock in installments over a period of years.

            (ii) The terms of any loan or installment method of payment (including the interest rate, at no less than the applicable federal rate as in effect from time to time, and terms of repayment) shall be established by the Committee in its sole discretion. Loans or installment payments shall be secured by the purchased shares of Common Stock but otherwise may be authorized with or without security or collateral. However, any loan made to a consultant or other non-employee advisor must be secured in addition by property other than the purchased shares of Common Stock. In all events the maximum credit available to each optionee may not exceed the sum of
                  (i) the aggregate Option price payable for the purchased shares plus (ii) any Federal and State income and employment tax liability incurred by the optionee in connection with such exercise or purchase.

      (b)   VESTING OF SHARES AND REPURCHASE RIGHTS

            (i) The Committee, in its absolute discretion, may issue fully and immediately vested shares of Common Stock, or the Committee may impose such vesting requirements as it deems appropriate with the Corporation retaining a right to repurchase any unvested shares. The terms of the vesting schedule and of the Corporation's repurchase rights shall be as determined by the Committee and set forth in the agreement governing such issuance.

            (ii) Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the holder of unvested Common Stock may have the right to receive by reason of a stock dividend, stock split, reclassification or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting and repurchase limitations applicable to the unvested Common Stock with respect to which it was paid or arose, and (ii) such escrow arrangements as the Committee shall deem appropriate.

            (iii) No person to whom shares of Common Stock have been issued pursuant to the Plan may transfer any such shares which have not vested.

      (c)   MARKET STAND-OFF AGREEMENTS

            The Committee may require each person to whom any shares are issued under this Plan to enter into an agreement which restricts or prohibits the sale of any stock of the Corporation by such person for a reasonable period of time following a public offering of any shares of stock by the Corporation.

      (d)   RIGHT OF FIRST REFUSAL

            Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the Exchange Act, the Committee may subject any shares issued pursuant to the Plan to a right of first refusal with respect to any proposed disposition of such shares other than a transfer permitted by Section 2(e). Such right of first refusal shall be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions specified in the instrument governing the issuance of such shares.

      (e)   SECURITIES LAWS: LEGEND

            (i) Options or Shares of Common Stock shall not be issued or delivered under this Plan unless and until the Corporation shall have determined that there has been full and adequate compliance with all applicable requirements of the Federal and state securities laws and all other applicable legal and regulatory requirements. Without limiting the generality of the above, and notwithstanding any other provision of the Plan, the Plan shall at all time comply with the provisions of Rule 16b-3 (including, without limitation, its plan amendment provisions) promulgated under the Exchange Act, or any successor rule ("Rule 16b-3") in the event Options are granted to such persons as are required to file reports under Section 16(a) of the Exchange Act. In such cases, the Plan shall be administered by (i) the Committee if the Committee may administer the Plan in compliance with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan, or (ii) a committee designated by the Committee to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 1 6b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

            (ii) Shares issued under the Plan shall bear such legends as the Committee deems necessary or appropriate, including such restrictive legends as the Committee shall require to reflect the terms of any agreement between the optionee and the Corporation.

      (f)   SHAREHOLDER RIGHTS

            (i) Subject to the rights of the Corporation set forth herein or in any other agreement entered into between the Corporation and an issuee of shares under the Plan, each person to whom shares of Common Stock have been issued under the Plan shall have all the rights of a shareholder with respect to those shares whether or not his/her interest in such shares is vested. Accordingly, the issuee shall have the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares.

            (ii) No person shall have any rights as a stockholder with respect to any shares of Corporation Stock covered by or relating to any Option granted pursuant to the Plan until the date the person becomes the owner of record with respect to such shares. Except as otherwise expressly provided in Section 1(e) hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

      (g)   ACCELERATION

            The Committee may, in its discretion, provide for the automatic acceleration upon the occurrence of a Corporate Transaction at the time of which any Option will become exercisable or for the lapse of any repurchase right tied to vesting by including a provision to such effect in the documents evidencing the rights of the optionee. Every optionee under the Plan shall be entitled to ten (10) business days' prior notice to the occurrence of any Corporate Transaction, to the extent that the occurrence of any such Corporate Transaction is within the Corporation's knowledge.

(8)   DEFINITIONS

      The following definitions shall be in effect under this Plan:

      (i)   BOARD shall mean the Board of Directors of the Corporation.

      (ii)  CODE shall mean the Internal Revenue Code of 1986, as amended.

      (iii) COMMON STOCK shall mean the common stock of the Corporation.

      (iv) CORPORATE TRANSACTION shall mean either of the following stockholder- approved transactions to which the Corporation is a party:

            (1) any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) in which more than fifty percent (50%) of the Corporation's outstanding voting stock is transferred to a person or persons different from those who held the stock immediately prior to such transaction, or

            (2) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      (v) EMPLOYEE shall mean an individual who is in the employ of the Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      (vi) EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

      (vii) FAIR MARKET VALUE per share of Common Stock on any relevant date under the Plan shall be the value determined in accordance with the following provisions:

            (1) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange but is traded on the NASDAQ National Market System, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers through the NASDAQ National Market System or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (2) If the Common Stock is at the time listed or admitted to trading on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on he Stock Exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (3) If the Common Stock is at the time neither listed nor admitted to trading on any Stock Exchange nor traded on the NASDAQ National Market System, then such Fair Market Value shall be determined by taking into account such factors as the Committee shall deem appropriate.

            (viii) INCENTIVE OPTION shall mean a stock Option which satisfies the requirements of Section 422 of the Code.

            (ix) NON-STATUTORY OPTION shall mean a stock Option not intended to meet the requirements of Section 422 of the Code.

            (x) PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (xi) PERMANENT DISABILITY shall have the meaning assigned to such term in Section 22(e)(3) of the Code.

            (xii) SERVICE shall mean the provision of services to the Corporation or any Parent or Subsidiary by an individual in the capacity of an Employee, a non-employee member of the Board or a consultant or independent contractor.

            (xiii) SUBSIDIARY shall mean each corporation (other than the
                   Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (i)   USE OF PROCEEDS: EXPENSES

            Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan shall be used for general corporate purposes. The expenses of the Plan shall be paid by the Corporation.

      (j)   WITHHOLDING

            The Corporation's obligation to deliver shares upon the exercise of any Options granted under hereunder shall be subject to the satisfaction of all applicable Federal,

            State and local income and employment tax withholding requirements.

      (k)   REGULATORY APPROVALS

            The implementation of the Plan, the granting of any Options and the issuance of Common Stock upon the exercise of the Option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options granted under it, and the Common Stock issued pursuant to it.

                    EDGAR ONLINE, INC. STOCK OPTION AGREEMENT

                                    RECITALS

The Board of Directors of EDGAR Online, Inc. (the "Corporation") has adopted the EDGAR Online, Inc. 1999 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of persons who contribute to the growth and financial success of the Corporation.

Optionee is a person who the Committee believes has and will contribute to the growth and financial success of the Corporation and this Agreement is executed pursuant to and is intended to carry out the purposes of the Plan.

                                    AGREEMENT

NOW, THEREFORE, it is hereby agreed as follows:

1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of the Corporation's Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the option price per share (the "Option Price") specified in the Grant Notice.

2. OPTION TERM. This option shall expire at the close of business on the expiration date (the "Expiration Date") specified in the Grant Notice, unless sooner terminated in accordance with Paragraph 5, 6 or 17.

3. LIMITED TRANSFERABILITY. During the lifetime of Optionee, this option shall be exercisable only by Optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee's death.

4. DATES OF EXERCISE. This option may be exercisable for the Option Shares in one or more installments as is specified in the Grant Notice. As the option becomes exercisable in one or more installments, the installments shall accumulate and the option shall remain exercisable for such installments until the Expiration Date or the sooner termination of the option term under Paragraph 5 or Paragraph 6 of this Agreement.

5. ACCELERATED TERMINATION OF OPTION TERM. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should any of the following provisions become applicable:

      (a) Should Optionee cease to remain in Service for any reason other than death or permanent disability while this option is outstanding, then the period for exercising this option, if it is otherwise exercisable, shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3) month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

      (b) Should Optionee die while this option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be exercisable upon the earlier of (A) the expiration of the twelve (12) month period measured from the date of Optionee's death or (B) the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

      (c) Should Optionee become permanently disabled and cease by reason thereof to remain in Service while this option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option but in no event shall this option be exercisable at any time after the Expiration Date. Optionee shall be deemed to be permanently disabled if Optionee is unable to engage in any substantial gainful activity for the Corporation or the parent or subsidiary corporation retaining his/her services by reason of any medically determinable physical or mental impairment, which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

      (d) During the limited period of exercisability applicable under subparagraph (a), (b) or (c) above, this option may be exercised for any or all of the Option Shares for which this option is, at the time of the Optionee's cessation of Service, exercisable in accordance with the exercise schedule specified in the Grant Notice and the provisions of Paragraph 6 of this Agreement.

      (e) For purposes of this Paragraph 5 and for all other purposes under this Agreement:

            (i) The Optionee shall be deemed to remain in SERVICE for so long as the Optionee continues to render periodic services to the Corporation or any Parent or Subsidiary corporation, whether as an Employee, a non-employee member of the board of directors, or an independent contractor or consultant.

            (ii) The Optionee shall be deemed to be an EMPLOYEE of the Corporation and to continue in the Corporation's employ for so long as the Optionee remains in the employ of the Corporation or one or more of its Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            (iii) A corporation shall be considered to be a SUBSIDIARY corporation of the Corporation if it is a member of an unbroken chain of corporations beginning with the Corporation, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (iv) A corporation shall be considered to be a PARENT corporation of the Corporation if it is a member of an unbroken chain ending with the Corporation, provided each such corporation in the chain (other than the Corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

6.    SPECIAL TERMINATION OF OPTION.

      (a) This Option, to the extent not previously exercised, shall terminate and cease to be exercisable upon the consummation of one or more of the following stockholder-approved transactions (a "Corporate Transaction") unless this Option is expressly assumed by the successor corporation or parent thereof:

            (i) any transaction or series of related transactions (including, without limitation, any reorganization or merger or consolidation) in which more than 50% of the Corporation's voting stock is transferred to a person or persons different from those who held the stock immediately prior to such transaction, or

            (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      (b) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7.    ADJUSTMENT IN OPTION SHARES

      (a) In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this option, (ii) the number of Option Shares for which this option is to be exercisable from and after each installment date specified in the Grant Notice and (iii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

      (b) If this option is to be assumed in connection with a Corporate Transaction described in Paragraph 6 or is otherwise to remain outstanding, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price.

9.    MANNER OF EXERCISING OPTION.

      (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee' 5 death, the Optionee's executor, administrator, heir or legatee, as the case may
            be) must take the following actions:

            (i) Execute and deliver to the Secretary of the Corporation a Stock Vesting and Repurchase Agreement (the "Repurchase Agreement") in substantially the form of Exhibit B to the Grant Notice.

            (ii) Pay the aggregate Option Price for the purchased shares in one or more forms approved under the Plan.

            (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

      (b) Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, at the time the option is exercised, then the Option Price may also be paid as follows:

            (i) in shares of Common Stock held by the Optionee and valued at fair market value on the Exercise Date; or

            (ii) through a special sale and remittance procedure pursuant to which the Optionee is to provide irrevocable written instructions (a) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

      (c) For purposes of this Agreement, the Exercise Date shall be the date on which the executed Repurchase Agreement shall have been delivered to the Corporation, and the fair market value of a share of Common Stock on any relevant date shall be determined in accordance with subparagraphs (i) through (iii) below:

            (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the NASDAQ National Market System, the fair market value shall be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

            (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

            (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Committee determines that the value determined pursuant to subparagraphs (i) and (ii) above does not accurately reflect the fair market value of the Common Stock, then such fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

      (d) As soon after the Exercise Date as practical, the Corporation shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

      (e)   In no event may this option be exercised for any fractional shares.

10.   COMPLIANCE WITH LAWS AND REGULATIONS.

      (a) The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

      (b) In connection with the exercise of this option, Optionee shall execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and State securities laws.

11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 6, the provisions of this Agreement shall inure to the benefit of; and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

13. LOANS. The Committee may, in its absolute discretion and without any obligation to do so, assist the Optionee in the exercise of this option by
      (i) authorizing the extension of a loan to the Optionee from the Corporation or (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Committee in its sole discretion.

14. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

15. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New York without resort to that State's conflict-of-laws rules.

16. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

      (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option under the Federal tax laws if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date the

            Optionee ceases to be an Employee for any reason other than death or permanent disability (as defined in Paragraph 5) or (ii) more than one (1) year after the date the Optionee ceases to be an Employee by reason of death or permanent disability.

      (b) This option shall have a maximum term often (10) years measured from the Grant Date.

      (c) This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee once.

      (d) Should this option be designated as immediately exercisable in the Grant Notice, then this option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate fair market value (determined at the Grant Date) of the Corporation's Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Corporation's Common Stock for which this option or one or more other Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or its parent or subsidiary corporations) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18.B would not be contravened.

      (e) Should this option be designated as exercisable in installments in the Grant Notice, then no installment under this option (whether annual or monthly) shall qualify for favorable tax treatment as an Incentive Option under the Federal tax laws if (and to the extent) the aggregate fair market value (determined at the Grant Date) of the Corporation's Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Corporation's Common Stock for which one or more other Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any parent or subsidiary corporation) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate.

17.   SECURITIES MATTERS.

      (a) The Corporation shall be under no obligation to effect the registration pursuant to any securities law of any interests in the Plan or any Option Shares to be issued hereunder. Notwithstanding anything herein to the contrary, the Corporation shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Corporation Stock pursuant to the Plan unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of the Corporation may be traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Option Shares that the Optionee make such covenants, agreements, and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

      (b) The exercise of the Option shall be effective only at such time as counsel to the Corporation shall have determined that the issuance and delivery of Option Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Corporation Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of the Option in order to allow the issuance of Option Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Optionee in writing of its decision to defer the effectiveness of the exercise of the Option. During the period that the effectiveness of the exercise of the Option has been deferred, the Optionee may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

      (c) All Option Shares shall constitute "restricted securities" and may not be transferred except in compliance with the registration requirements of applicable law or an exemption therefrom.

      (d) Certificates for Option Shares, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:
            THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

            This legend shall not be required for Option Shares issued pursuant to an effective registration statement in accordance with applicable federal and state securities laws

18. WITHHOLDING. Optionee hereby agrees to make appropriate arrangements with the Corporation or parent or subsidiary corporation employing Optionee for the satisfaction of all Federal, State or local income tax withholding requirements and Federal social security employee tax requirements applicable to the exercise of this option.

EDGAR Online, Inc.
                                            __________________________________
                                            Name of Optionee

By:    __________________________________   __________________________________
       Name                                 Signature

Title: ______________________________

Date:  _____________                        Date:_____________

                               EDGAR ONLINE, INC.

                         NOTICE OF GRANT OF STOCK OPTION

      Notice is hereby given of the following stock option grant (the "Option") pursuant to the 1999 STOCK OPTION PLAN (the "Plan") to purchase shares of the Common Stock of EDGAR ONLINE, INC. (the "Corporation"):

Optionee:

Grant Date:

Grant Number:

Option Exercise Price: $      per share

Number of Option Shares:

Vesting Schedule:

Expiration Date:   10 years from Grant Date.

Type of Option: _______ Incentive Option _______ Non-Statutory Stock Option

Optionee understands that the Option is granted pursuant to the Plan. By signing below, Optionee agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms and conditions set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

      Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE CORPORATION'S SHARES. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

Nothing in this Notice or in the Plan shall confer upon the Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

Date:

EDGAR ONLINE, INC.

                  By____________________________________
                  Title:

Optionee          ______________________________________

                  SSN#: ____________
                          Address:


                                       25